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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Edelbrock Corporation 401(k) Plan of our report dated August 24, 2001 with respect to the consolidated financial statements and schedule of Edelbrock Corporation included in its Annual Report on Form 10-K for the year ended June 30, 2001, filed with the Securities and Exchange Commission.

                                                              GRANT THORNTON LLP

Los Angeles, California
April 4, 2002